UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 13, 2026

Proficient Auto Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42035	93-1869180
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

12276 San Jose Blvd., Suite 426

Jacksonville, FL 32223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 506-7918

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PAL	Nasdaq Global Market

Explanatory Note

On August 13, 2026, Proficient Auto Logistics, Inc., a Delaware corporation (“PAL” or the “Company”), through its wholly owned subsidiaries Proficient Services, Inc. (“US Buyer”) and H&A CN Acquisition, Ltd. (“Canada Buyer” and, together with US Buyer, the “Buyers”), completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding equity interests of Hansen & Adkins Auto Transport, LLC (“H&A Auto Transport,” formerly Hansen & Adkins Auto Transport, Inc.), Hansen & Adkins Auto Logistics, LLC (“H&A Auto Logistics,” formerly Hansen & Adkins Auto Logistics, Inc.), Royal Truck Leasing, LLC (“Royal”) and Hansen & Adkins Canada Ltd. (“H&A Canada” and, collectively, the “Acquired Companies”) pursuant to the Equity Purchase Agreement, dated as of August 10, 2026 (the “Purchase Agreement”), by and among the Buyers, the Acquired Companies, Steven Hansen, Louie Adkins, Hansen & Adkins, Inc., Royal Holdco, LLC, The Steven Hansen Separate Property Trust and The Louie Adkins 2024 Trust (collectively, the “Sellers”), and Steven Hansen, in his capacity as the Seller Representative. The Acquisition was previously reported in the Company’s Current Report on Form 8-K filed on August 14, 2026 (the “Original 8-K”). For purposes of this Amendment No. 1 to the Original 8-K (“Amendment No. 1”), H&A Auto Transport, H&A Auto Logistics and Royal are referred to collectively as “H&A.” Upon completion of the Acquisition, MCL McGill Carriers Ltd. (“MCL”) became a subsidiary of H&A Canada. For purposes of the unaudited pro forma condensed combined financial information, MCL’s historical financial information is presented under the caption “H&A Canada.” H&A and H&A Canada are referred to collectively as the “acquired businesses.” This Amendment No. 1 is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the information contained in the Original 8-K.

The pro forma financial information included in this Amendment No. 1 is presented for informational purposes only, as required by Form 8-K. It is not intended to represent the results of operations that PAL and the acquired businesses would have achieved had the Acquisition and related financing transactions occurred during the periods presented, nor is it intended to project the future results of operations of the combined company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Hansen & Adkins, Inc. and Subsidiaries, which include H&A as of and for the years ended December 31, 2025 and 2024, together with the related independent auditor’s report of Windes, Inc., are filed as Exhibit 99.3 hereto and incorporated herein by reference. The unaudited condensed consolidated financial statements of Hansen & Adkins, Inc. and Subsidiaries as of June 30, 2026 and for the six months ended June 30, 2026 and 2025 are filed as Exhibit 99.4 hereto and incorporated herein by reference.

The audited financial statements of MCL McGill Carriers Ltd. as of and for the years ended December 31, 2025 and 2024, prepared in accordance with accounting principles generally accepted in the United States, together with the related independent auditor’s report of Grant Thornton LLP, are filed as Exhibit 99.5 hereto and incorporated herein by reference. The unaudited condensed financial statements of MCL as of June 30, 2026 and for the six months ended June 30, 2026 and 2025 are filed as Exhibit 99.6 hereto and incorporated herein by reference. For purposes of the unaudited pro forma condensed combined financial information, MCL’s historical financial information is presented under the caption “H&A Canada.”

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of PAL as of June 30, 2026, giving effect to the Acquisition and the related financing transactions as if they had occurred on June 30, 2026, and the unaudited pro forma condensed combined statements of operations of PAL for the year ended December 31, 2025 and the six months ended June 30, 2026, in each case giving effect to the Acquisition and the related financing transactions as if they had occurred on January 1, 2025, are filed as Exhibit 99.7 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Windes, Inc., independent auditor of Hansen & Adkins, Inc. and Subsidiaries
23.2	Consent of Grant Thornton LLP, independent auditor of MCL McGill Carriers Ltd.
99.3	Audited consolidated financial statements of Hansen & Adkins, Inc. and Subsidiaries as of and for the years ended December 31, 2025 and 2024.
99.4	Unaudited condensed consolidated financial statements of Hansen & Adkins, Inc. and Subsidiaries as of June 30, 2026 and for the six months ended June 30, 2026 and 2025.
99.5	Audited financial statements of MCL McGill Carriers Ltd. as of and for the years ended December 31, 2025 and 2024.
99.6	Unaudited condensed financial statements of MCL McGill Carriers Ltd. as of June 30, 2026 and for the six months ended June 30, 2026 and 2025.
99.7	Unaudited pro forma condensed combined financial information of Proficient Auto Logistics, Inc. as of June 30, 2026 and for the six months ended June 30, 2026 and the year ended December 31, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2026

By:	/s/ Brad Wright
Brad Wright
Chief Financial Officer and Secretary

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